UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 7, 2004

                       SECURED DIGITAL APPLICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                               0-25658                 84-1357927
(State or Other Jurisdiction     (Commission File No.)     (I.R.S. Employer of
  of Incorporation)                                           Incorporation
                                                            Identification No.)


                                11, Jalan 51A/223
                     46100 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

  Not Applicable (Former name or former address, if changed since last report)


Item 5. Other Events and Required FD Disclosure.

Recent Private Placement



On June 7, 2004, Secured Digital Applications, Inc. (the "Company") announced that it had entered into agreements with Laurus Master Fund, Ltd ("Laurus"), a Cayman Islands corporation, to secure a $7.0 million funding through private placement of securities consisting of a convertible term note, convertible preferred stock issued by a subsidiary corporation and warrants to purchase common stock of the Company. The transaction closed on June 4, 2004. The Company had secured from Laurus:

1. $500,000 funding through the sale of a Convertible Term Note (the "Note") in the principal amount of $500,000, which is convertible into shares of the Company's common stock at a fixed conversion price of $0.35 per share and warrants to purchase up to 300,000 shares of the Company's common stock. The term note has a three-year term and a coupon at a rate per annum equivalent to the "prime rate" published in The Wall Street Journal from time to time plus 2%, subject to a floor of 6% per annum. The monthly interest will be adjusted downward based on a minimum increase of 25 percent of the price of the common stock above the conversion price. The warrants have a seven-year term and an exercise price of $0.40 per share for the first 100,000 shares, $0.43 per share for the second 100,000 shares and $0.47 per share for the third 100,000 shares.

2. $6,500,000 funding through the sale of 6,500,000 shares of Series A Convertible Preferred Stock (the "Series A Preferred") of the Company's wholly owned subsidiary, SDA America, Inc. ("SDAA"), at a price of $1.00 per


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     share, which is convertible into shares of the Company's common stocks at a fixed conversion price of $0.35 per share of the Company's common stock, and warrants to purchase up to 3,000,000 shares of the Company's common stock. The Series A Preferred is entitled to cumulative preferential dividends at a rate per annum equivalent to the "prime rate" published in The Wall Street Journal from time to time plus 2%, subject to a floor of 6% per annum. The warrants have a seven-year term and an exercise price of $0.40 per share for the first 1,000,000 shares, $0.43 per share for the second 1,000,000 shares and $0.47 per share for the third 1,000,000 shares. Pursuant to the securities purchase agreement between Laurus and the Company and a restricted account agreement entered into by the Company, Laurus and a US bank, the $6,500,000 investment was deposited into a
     restricted   account  for  the  benefit  of  Laurus  as  security  for  the performance of the Company and its subsidiaries' obligations to Laurus. The proceeds of the $6,500,000 sale of preferred stock will be released from the restricted account following the receipt of confirmation from the SEC that an effective registration statement under the Securities Act of 1933 with respect to such investment has been declared effective and the preferred stock is converted into the common stock of the Company pursuant to the relevant transaction documents.

Pursuant to the terms of the purchase agreements, the Company is subject to a condition subsequent to a) secure a listing on the NASDAQ National Market, the NASDAQ Small Cap Market or the American Stock Exchange on or before November 15, 2004 and b) to obtain an effective registration statement permitting the resale of common stock issued upon the exercise of the conversion rights of the purchaser or the exercise of the warrants by the purchaser on or before October 25, 2004. The Company anticipates that as a result of the investment made in the private placement, it will qualify for listing on the NASDAQ Small Cap Market or the American Stock Exchange. Failure to satisfy these conditions subsequent would constitute a default. There can be no assurance that the Company will obtain an effective registration statement or a listing on one of the required exchanges. In connection with the transaction, the Company has granted to Laurus a general security interest in the assets of the Company and each of its subsidiaries and has pledged the stock of certain of its subsidiary corporations, which subsidiaries have also provided certain unconditional guarantees of obligations of the Company and the other subsidiaries as well as granting to Laurus a general security interest in all of their respective assets. The Company has unconditionally guaranteed the obligations of SDA America to Laurus as the holder of the preferred stock.

The Company intends to utilize the $7 million raised from the private placement for working capital purposes.

The forms of securities purchase and related agreements executed in connection with this private placement are attached hereto as Exhibit 10.1 through Exhibit 10.11, respectively, and incorporated herein by reference. The press release announcing the completion of this private placement is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Registration of Shares

Pursuant to Registration Rights Agreements entered into in connection with the private placements described above, the Company agreed to prepare and file with the Securities and Exchange Commission registration statements for sufficient shares of common stock to permit the conversion of the securities issued in the private placements, including the shares of common stock issuable upon exercise of the warrants issued in connection with the private placements. The Company therefore intends to file a registration statement in the approximate amount of
23.3 million shares. The forms of Registration Rights Agreements entered into in connection with these private placements are attached hereto as Exhibit 10.12 and incorporated herein by reference.


Authorized Shares

In conjunction with the transactions described above, the Company has undertake to increase the authorized common stock of the Company. To provide sufficient common stock to meet the obligations of the private placement and provide adequate authorized common stock for future uses such as acquisitions, further private placements and employee benefits plans, the Company will amend its Certificate of Incorporation from 100 million shares to 350 million shares.

Exchange of Securities

In anticipation of the need to have additional common stock available to the company in the near and intermediate term, on May 25, 2004, the Company executed a share exchange agreement with its Chairman and Chief Executive Officer, Mr. Patrick Lim, whereby Mr. Lim surrendered 8,000,000 shares of the Company's common stock in exchange for 100,000 shares of the Company's newly created Series A Voting Convertible Preferred Stock, which is convertible into shares of common stocks at a fixed ratio of 80 shares of common stocks for 1 share of preferred stock. The 8,000,000 shares were returned to treasury and are available for re-issuance at a future date. The preferred stock is entitled to cumulative dividends at $2.20 per annum, payable in common stock at $.28 per share. Each share of the Series A preferred is entitled to 80 votes of common stock. The Series A preferred is subject to mandatory redemption 10 years after its issuance.

The forms of securities exchange and related documents executed in connection with this exchange of securities are attached hereto as Exhibit 10.13 through
Exhibit 10.15 respectively, and incorporated herein by reference.

Shares Outstanding

As a result of the transactions described above, as of June 4, 2004, there were 89,928,899 shares of the Company's common stock outstanding and 9,055,000 shares of treasury stock. There were also 100,000 shares of the Company's Series A Preferred Stock outstanding, which are convertible into 8,000,000 shares of common stock. In addition, the Company's wholly owned subsidiary, SDAA, had 6,500,000 shares of Series A Preferred Stock outstanding, which are convertible into 18,571,428 shares of the Company's common stocks. As of June 4, 2004, the Company had warrants outstanding for the purchase of 3,300,000 shares of common stock at various exercise prices ranging from $0.40 to $0.47, with a weighted average exercise price of $0.433 per share.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(C)      Exhibits

10.1 Securities Purchase Agreement, dated May 28, 2004, between Secured Digital Applications Inc. and Laurus Master Fund, Ltd.

10.2 Term Note Securities Purchase Agreement, dated May 28, 2004, between Secured Digital Applications Inc. and Laurus Master Fund, Ltd.

10.3 Secured Convertible Term Note, dated May 28, 2004, made by Secured Digital Applications, Inc. in favor of Laurus Master Fund, Ltd.

10.4 Common Stock Purchase Warrant, dated May 28, 2004, to purchase up to 3,000,000 shares issued by Secured Digital Applications Inc. in favor of Laurus Master Fund, Ltd.

10.5 Common Stock Purchase Warrant, dated May 28, 2004, to purchase up to 300,000 shares issued by Secured Digital Applications Inc. in favor of Laurus Master Fund, Ltd.

10.6 Master Security Agreement, dated May 28, 2004, by and among Secured Digital Applications Inc., Eystar Media Inc., SDA America Inc. and Laurus Master Fund, Ltd.

10.7 Stock Pledge Agreement, dated May 28, 2004, by and among Secured Digital Applications Inc., Eystar Media Inc., SDA America Inc. and Laurus Master Fund, Ltd.

10.8 Funds Escrow Agreement, dated May 28, 2004, by and among Secured Digital Applications Inc., Laurus Master Fund, Ltd. and Loeb & Loeb LLP

10.9 Restricted Account Agreement, dated May 28, 2004, by and among SDA America Inc., Laurus Master Fund, Ltd. and North Fork Bank

10.10 Restricted Account side letter, dated May 28, 2004, by and between SDA America Inc. and Laurus Master Fund, Ltd.

10.11 Guaranty, dated May 28, 2004 by and among Secured Digital Applications Inc., Eystar Media Inc. and SDA America Inc.

10.12 Registration Rights Agreement, dated May 28, 2004, by and between Secured Digital Applications Inc. and Laurus Master Fund, Ltd.

10.13 Certificate of Designation, dated May 25, 2004, to create 100,000 Series A Voting Convertible Preferred Stock of Secured Digital Applications, Inc.

10.14 Share Exchange Agreement, dated May 25, 2004, by and between Secured Digital Applications Inc. and Patrick Soon-Hock Lim

10.15 Certificate of Designation, dated May 28, 2004, to create 6,500,000 Series A Non-Voting Non-Redeemable Preferred Stock of SDA America Inc.

10.16 Amended and restated Certificat of Incorporation, SDA America Inc., as filed May 28, 2004

99.1     Press release of Secured Digital Applications, Inc. dated June 7, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SECURED DIGITAL APPLICATIONS, INC.
                                                  (Registrant)


                                          /s/ Patrick Soon-Hock Lim
Date: June 7, 2004                   By: _________________________
                                          Patrick Soon-Hock Lim
                                          Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit No.          Description
-----------          ------------

10.1 Securities Purchase Agreement, dated May 28, 2004, between Secured Digital Applications Inc. and Laurus Master Fund, Ltd.

10.2 Term Note Securities Purchase Agreement, dated May 28, 2004, between Secured Digital Applications Inc. and Laurus Master Fund, Ltd.

10.3 Secured Convertible Term Note, dated May 28, 2004, made by Secured Digital Applications, Inc. in favor of Laurus Master Fund, Ltd.

10.4 Common Stock Purchase Warrant, dated May 28, 2004, to purchase up to 3,000,000 shares issued by Secured Digital Applications Inc. in favor of Laurus Master Fund, Ltd.

10.5 Common Stock Purchase Warrant, dated May 28, 2004, to purchase up to 300,000 shares issued by Secured Digital Applications Inc. in favor of Laurus Master Fund, Ltd.

10.6 Master Security Agreement, dated May 28, 2004, by and among Secured Digital Applications Inc., Eystar Media Inc., SDA America Inc. and Laurus Master Fund, Ltd.

10.7 Stock Pledge Agreement, dated May 28, 2004, by and among Secured Digital Applications Inc., Eystar Media Inc., SDA America Inc. and Laurus Master Fund, Ltd.

10.8 Funds Escrow Agreement, dated May 28, 2004, by and among Secured Digital Applications Inc., Laurus Master Fund, Ltd. and Loeb & Loeb LLP

10.9 Restricted Account Agreement, dated May 28, 2004, by and among SDA America Inc., Laurus Master Fund, Ltd. and North Fork Bank

10.10 Restricted Account side letter, dated May 28, 2004, by and between SDA America Inc. and Laurus Master Fund, Ltd.

10.11 Guaranty, dated May 28, 2004 by and among Secured Digital Applications Inc., Eystar Media Inc. and SDA America Inc.

10.12 Registration Rights Agreement, dated May 28, 2004, by and between Secured Digital Applications Inc. and Laurus Master Fund, Ltd.

10.13 Certificate of Designation, dated May 25, 2004, to create 100,000 Series A Voting Convertible Preferred Stock of Secured Digital Applications Inc.

10.14 Share Exchange Agreement, dated May 25, 2004, by and between Secured Digital Applications Inc. and Patrick Soon-Hock Lim

10.15 Certificate of Designation, dated May 28, 2004, to create 6,500,000 Series A Non-Voting Non-Redeemable Preferred Stock of SDA America Inc.

10.16 Amended and restated Certificate of Incorporation, SDA America Inc., as filed May 28, 2004

99.1     Press release of Secured Digital Applications, Inc. dated June 7, 2004